Income taxes	12 Months Ended
Dec. 31, 2011
Income taxes

8. Income taxes

The Company accounts for income taxes in accordance with ASC Topic 740. Under ASC Topic 740, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized. In determining the need for a valuation allowance, management reviews both positive and negative evidence pursuant to the requirements of ASC Topic 740, including current and historical results of operations, future income projections and the overall prospects of the Company's business. See below in this Note 8 for information relating to the Predecessor.

Due to operating losses incurred, the Successor has no current income tax provision for the period from September 29, 2011 to December 31, 2011 The Predecessor entity, as further discussed below, was subject to State and local unincorporated business income taxes. The income tax provision (benefit) consists of the following:

	Successor	Predecessor
	Period September 29, 2011 to December 31, 2011	Period January 1, 2011 to September 28, 2011	Year Ended December 31, 2010
Current:
Federal	$-	$-	$-
State and local	-	175,000	222,000
Total current	-	175,000	222,000

Deferred:
Federal	(178,000)	-	-
State and local	(12,000)	-	-
Total deferred	(190,000	-	-

Total provision (benefit)	$(190,000)	$175,000	$222,000

The reconciliation of income tax computed at the Federal and state statutory rate to loss before taxes are as follows:

	Successor	Predecessor
	Period September 29, 2011 to December 31, 2011	Period January 1, 2011 to September 28, 2011	Year Ended December 31, 2010
Federal statutory income tax rate	(34.0)%	-	-
State and local, net of federal tax	(2.5)%	4.0%	4.0%
Non deductible stock compensation	14.9%	-
Miscellaneous difference	3.7%		0.5%
	(17.9)%	4.0%	4.5%

The significant components of net deferred tax assets of the Company consist of the following:

Successor
Deferred tax assets	December 31, 2011
Federal state and local net operating loss carryforwards	$310,000
Stock based compensation	135,000
Accrued compensation and other	18,000
Total deferred tax assets	463,000

Deferred tax liability
Property and equipment	13,000
Basis difference arising from discounted note payable	590,000
Basis difference arising from intangible assets of acquisition	9,691,000
Total deferred tax liabilities	10,294,000
Net deferred tax liabilities	$9,831,000

The Successor has available at December 31, 2011 approximately $310,000 of unused net operating loss carryforwards that may be applied against future taxable income, which begin to expire in 2031. Under the Tax Reform Act of 1986, the amounts of and benefits from net operating loss carry forwards may be impaired or limited in certain circumstances. Events which cause limitations in the amount of net operating losses that the Company may utilize in any one year include, but are not limited to a cumulative ownership change of more than 50%, as defined, over a three year period. The amount of such limitation, if any, has not been determined.

IM Ready-Made, LLC is a limited liability company, and treated as a partnership for income tax reporting purposes.  The Internal Revenue Code (“IRC”) provides that any income or loss is passed through to the members for federal and state income tax purposes.  Accordingly, neither IM Ready-Made, LLC nor its unincorporated Licensing Business division (the Predecessor) has provided for federal or state income taxes.  IM Ready-Made, LLC is subject to New York City unincorporated business taxes.  The Predecessor has provided for these taxes with an effective tax rate of approximately 4%